Exhibit 10.39

Styron LLC

1000 Chesterbrook Blvd, Suite 300

Berwyn, Pennsylvania 19312

May 30, 2014

The Dow Chemical Company

2030 Dow Center

Midland, Michigan 48674

Attn: Executive Vice President and General Counsel

Re:	Latex JV Option Agreement

Gentlemen:

Reference is made to (i) the Latex Joint Venture Option Agreement, dated as of June 17, 2010 (the “Latex JV Option Agreement”), by and among The Dow Chemical Company, Styron LLC and Styron Holding B.V. (the “Parties”) and (ii) the letter agreement dated as of August 9, 2011 by and among the Parties amending certain provisions of the Latex JV Option Agreement (the “Latex JV Amendment”, and together with the Latex JV Option Agreement, the “Latex JV Option Documents”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Latex JV Option Documents.

The undersigned hereby agree that (i) on the date hereof, the Styron Parties shall, or shall cause one of their Affiliates to, pay to Dow US$32,500,000 by wire transfer of immediately available funds to the Dow bank account referenced below, and (ii) effective as of the time of receipt by Dow of such payment, the Latex JV Option Documents, in consideration of such payment, will immediately and automatically be terminated. Upon such termination, the Latex JV Option Documents shall be void and of no further force and effect, and there shall be no liability or obligation of any Party arising out of, under or resulting from, the Latex JV Option Documents. For avoidance of doubt, the exercise of the Option by Dow effective as of July 8, 2011 is hereby irrevocably withdrawn and cancelled as part of the termination of the Latex JV Option Documents described herein, provided, however, that if the payment described above is not received by the close of business on June 2, 2014, Dow shall have the right to enforce such payment to Dow by the Styron Parties. This letter agreement constitutes a legally binding agreement. The provisions of Article V (Miscellaneous) of the Latex JV Option Agreement are incorporated herein by reference and made a part of this letter agreement as if such provisions were set forth herein.

Dow Bank Account:

Bank Name:

ABA Number:

SWIFT Code:

Name on Account:

Account Number:

* * *

The Dow Chemical Company

Re: Latex JV Option Agreement

Sincerely,

STYRON LLC

By:	/s/ Christopher D. Pappas

Name: Christopher D. Pappas Title: President and Chief Executive Officer

STYRON HOLDING B.V.

By:	/s/ W. Bosschieter

Name: W. Bosschieter Title: Director

Acknowledged and Agreed:

THE DOW CHEMICAL COMPANY

By:	/s/ Duncan A. Stuart

Name: Duncan A. Stuart Title: Authorized Representative

cc:
	Shearman & Sterling LLP	Kirkland & Ellis LLP
	599 Lexington Avenue	601 Lexington Avenue
	New York, NY 10022-6069	New York, NY 10022
	Attention: George A. Casey, Esq.	Attention: Eunu Chun, Esq.

Bain Capital Partners, LLC
590 Madison Avenue, 42nd Floor
New York, NY 10022
Attention: Stephen M. Zide